                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 13, 2008
                               (October 10, 2008)

                           FIRST BANCTRUST CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                    000-32535               37-1406661
  State or other jurisdiction          (Commission            (IRS Employer
        of Incorporation               File Number)        Identification No.)

                    101 SOUTH CENTRAL AVENUE, PARIS, IL 61944
               (Address of principal executive offices) (Zip Code)

                                 (217) 465-6381
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
          STANDARD; TRANSFER OF LISTING.

     On October 10, 2008, First BancTrust Corporation filed with The NASDAQ Stock Market notice that it will voluntarily withdraw its common shares, par value $0.01 per share, from listing on The NASDAQ Capital Market. Following withdrawal, First BancTrust expects that its shares will continue to be quoted on the OTC Bulletin Board and the Pink Sheets. First BancTrust is delisting its shares in connection with its previously announced going private transaction that is scheduled to be voted on by First BancTrust's stockholders on October 21, 2008.

     A copy of the press release is attached hereto as an exhibit and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

          Exhibit Number

          99.1 Press Release, dated October 10, 2008 issued by First BancTrust Corporation


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST BANCTRUST CORPORATION


Dated: October 11, 2008                 /s/ Terry J. Howard
                                        ----------------------------------------
                                        Terry J. Howard
                                        President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit Number
--------------
     99.1        Press Release, dated October 10, 2008 issued by First BancTrust
                 Corporation


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